UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2007

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 500, Fort Worth, Texas 76102

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 390-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

2000 Incentive Bonus Plan (Amended and Restated).

On December 3, 2007, the Compensation Committee approved an amendment and restatement to the D.R. Horton, Inc. 2000 Incentive Bonus Plan (the “2000 Restated Plan”) and subsequently approved and ratified certain changes to the 2000 Restated Plan on December 7, 2007. This restatement changes the maximum award limits payable under the plan from a performance-based formula tied to the Company’s fiscal year to a combination of a formula based upon the actual performance period(s) established under the plan (month, quarter, year, or multi-year) and a fixed dollar amount. The 2000 Restated Plan has been structured by the Company in a manner that payments under it are intended to satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of the Code. In general, Section 162(m) of the Code places a limit on the deductibility for federal income tax purposes of the compensation paid to certain named executive officers listed in the proxy statement.

Prior to the restatement, the 2000 Incentive Bonus Plan provided that the maximum award payable to a covered employee would be 2% of consolidated pre-tax income (calculated in accordance with generally accepted accounting principles) for a fiscal year (provided that the 2000 Incentive Bonus Plan sets forth that a performance period may be any other period during a fiscal year selected by the Committee as to which an award may be earned). In the 2007 fiscal year, performance periods were based on the month of December (in the first quarter) and each of the remaining three fiscal quarters. The 2000 Restated Plan provides for performance periods that may be based on one or more months, quarters or years. If the performance period is based on a yearly or annual period, the maximum award payable to any one covered employee will be the sum of (i) 2% of adjusted pre-tax income for such performance period (but not below $0) and (ii) $8 million, provided that the maximum payout for all performance periods (month, quarter or year) in a yearly period under prong (ii) shall not exceed $8 million. If the performance period is based on a quarterly period, the maximum award payable to any one covered employee will be the sum of 2% of adjusted pre-tax income for such performance period (but not below $0) and $8 million, provided that the maximum payout for all performance periods (month, quarter or year) in a quarterly period under prong (ii) shall not exceed $8 million. If the performance period is based on a the month of December, the maximum award payable to any one covered employee will be the sum of 6% of adjusted pre-tax income for such month of December (but not below $0) and $8 million, provided that no other award is payable for the quarterly period ending in December, and the maximum payout for all performance periods (month, quarter or year) in a yearly period under prong (ii) shall not exceed $8 million. No covered employee may receive both a monthly or quarterly Target Award and a yearly or an annual Target Award with respect to the same fiscal year. “Adjusted Pre-Tax Income” under the 2000 Restated Plan shall mean consolidated income before income taxes, excluding inventory impairments and land option cost write-offs and goodwill impairments, as publicly reported by the Company in its consolidated financial statements prepared in accordance with generally accepted accounting principles.

The 2000 Restated Plan also adds additional performance-based criteria that the Compensation Committee may select in awarding performance-based bonuses to the participants thereunder. The 2000 Restated Plan will be submitted to the Company’s stockholders for approval at the Company’s 2008 Annual Meeting of Stockholders to be held on January 31, 2008. Additional information regarding the 2000 Restated Plan, including a copy of the plan, will be provided in, or attached to, our Proxy Statement to be filed with the Securities and Exchange Commission in December 2007.

2008 Performance Unit Plan.

On December 3, 2007, the Compensation Committee of the Board of Directors adopted the D.R. Horton, Inc. 2008 Performance Unit Plan (the “Performance Unit Plan”). The Performance Unit Plan is a component of the Company’s overall strategy to pay its executives for delivering measurable results. Currently, no awards have been made under the Performance Unit Plan. The purpose of the Performance Unit Plan is to provide the Company with another means of granting executive compensation tied to long-term performance goals and criteria, while at the same time further aligning the interests of management with those of stockholders and maximizing the tax deductibility under Section 162(m) of the Internal Revenue Code.

The Performance Unit Plan provides for the Compensation Committee to grant awards denominated in Performance Units to Senior Managers. Each Performance Unit awarded under the Performance Unit Plan has a value on any given date equal to the fair market value (closing stock price) of the Company’s common stock on that date. In general, at the time of grant the Compensation Committee will determine the target number of Performance Units subject to an award, with the maximum amount payable under the award equal to two times the target number of units. The Performance Unit Plan also establishes certain performance-based criteria that the Compensation Committee may select in awarding performance-based bonuses to the participants under this plan.

The Performance Unit Plan provides that maximum number of Performance Units that can be granted under an award to any one covered employee in any one fiscal year is 500,000, and the maximum number of Performance Units that can be earned or paid out with respect thereto, if all performance criteria under the award are satisfied, is two (2) times the number of such Performance Units. Prior to the payment of any compensation intended to qualify as performance-based compensation under Section 162(m) of the Code, the Compensation Committee must certify in writing the attainment of the performance criteria for the performance period.

The Performance Unit Plan will be submitted to the Company’s stockholders for approval at the Company’s 2008 Annual Meeting of Stockholders to be held on January 31, 2008. Additional information regarding the Performance Unit Plan, including a copy of the plan, will be provided in, or attached to, our Proxy Statement to be filed with the Securities and Exchange Commission in December 2007.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(e)	Compensatory Arrangements of Certain Officers

2008 Fiscal Year Compensation Program of Chairman and Chief Executive Officer.

The Compensation Committee of the Board of Directors of D.R. Horton, Inc. (the “Company”) has established and approved the base salaries, performance-based bonus criteria, performance periods and other long-term compensation and benefits of our Chairman of the Board, Donald R. Horton, and our Vice Chairman, President and Chief Executive Officer, Donald J. Tomnitz, for our 2008 fiscal year ending September 30, 2008 (“2008 fiscal year”). The Compensation Committee approved the 2008 fiscal year executive compensation program on December 3, 2007 and subsequently approved certain changes to the program on December 7, 2007. The executive compensation program for Messrs. Horton and Tomnitz is discussed below in this Item 5.02(e). Messrs. Horton and Tomnitz are expected to be two of our “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K) in our 2008 fiscal year.

2008 Fiscal Year Base Salaries: Table I below sets forth the 2008 fiscal year base salaries for Mr. Horton and Mr. Tomnitz. For the 2008 fiscal year, the Compensation Committee did not change the base salaries of either Mr. Horton or Mr. Tomnitz beyond the base salaries approved at the beginning of the prior fiscal year.

Table I

Name	Office	Annual Base Salary (2008 Fiscal Year)	Performance Bonus (2008 Fiscal Year)

Donald R. Horton	Chairman of the Board	$400,000	See Below

Donald J. Tomnitz	Vice Chairman, President and CEO	$300,000	See Below

2008 Fiscal Year (Annual) Cash and Equity Performance Bonus: The Compensation Committee approved objective performance-based goals for measuring short-term incentive bonuses that may be earned by Mr. Horton and Mr. Tomnitz for the 2008 fiscal year. The 2008 performance-goals were established under the Company’s 2000 Amended and Restated Incentive Bonus Plan, as amended and restated on December 3, 2007 (the “2000 Restated Plan”) and ratified on December 7, 2007 (see Item 1.01 above for a description of the 2000 Restated Plan). The 2008 performance-based goals for Mr. Horton and Mr. Tomnitz relate to (i) adjusted pre-tax income, (ii) operating cash flow, and (iii) selling, general and administrative expense containment (“SG&A”). These performance goals were further grouped into two components, referred to as the “First Cash Component” and the “Second Cash and Equity Component.” Under the First Cash Component, Mr. Horton and Mr. Tomnitz may earn a performance-based bonus based on a pre-set percentage of adjusted pre-tax income for the performance period subject to the maximum limits described in the next paragraph and under Item 1.01 of this Form 8-K. Under the Second Cash and Equity Component, Mr. Horton and Mr. Tomnitz may earn a performance-based bonus based on achieving certain goals or metrics related to operating cash flow and SG&A as compared to the same metrics of its peer group. A bonus related to both goals may be earned depending on the performance ranking of the Company compared to the performance ranking of its peer group on the same metrics. Under the Second Cash and Equity Component, the maximum amount that may be earned is $8 million, the target or middle range that may be earned is approximately $4.3 million and the minimum amount that may be earned is $0. The performance-based bonuses under the Second Cash and Equity Component may be paid in cash or equity or a combination of both. Actual amounts earned will depend on the ranking as determined by the Compensation Committee at the end of the performance period.

Maximum Limits. Under the 2000 Restated Plan, performance awards may be paid out on performance periods of one or more months, quarters or years. If the performance period is based on a yearly or annual period, the maximum award payable to any one covered employee will be the sum of (i) 2% of adjusted pre-tax income for such performance period (but not below $0) and (ii) $8 million, provided that the maximum payout for all performance periods (month, quarter or year) in a yearly period under prong (ii) shall not exceed $8 million. If the performance period is based on a quarterly period, the maximum award payable to any one covered employee will be the sum of 2% of adjusted pre-tax income for such performance period (but not below $0) and $8 million, provided that the maximum payout for all performance periods (month, quarter or year) in a quarterly period under prong (ii) shall not exceed $8 million. If the performance period is based on a the month of December, the maximum award payable to any one covered employee will be the sum of 6% of adjusted pre-tax income for such month of December (but not below $0) and $8 million, provided that no other award is payable for the quarterly period ending in December, and the maximum payout for all performance periods (month, quarter or year) in a yearly period under prong (ii) shall not exceed $8 million. Under the 2000 Restated Plan, no covered employee may receive both a monthly or quarterly Target Award and an annual Target Award with respect to the same fiscal year. “Adjusted Pre-Tax Income” under the 2000 Restated Plan shall mean consolidated income before income taxes, excluding inventory impairments and land option cost write-offs and goodwill impairments, as publicly reported by the Company in its consolidated financial statements prepared in accordance with generally accepted accounting principles.

At the end of the performance period, the Compensation Committee will determine the level of performance achieved by Mr. Horton and Mr. Tomnitz. The Compensation Committee reserves to it the discretion to adjust downward the amounts awarded under the First Cash Component and the Second Cash and Equity Component depending a variety of factors including (i) the level of the Company’s pre-tax income on both an adjusted and non-adjusted basis, (ii) the compensation earned by the participant in comparison to the aggregate compensation earned by members of the Company’s peer group, and (iii) the factors listed Section 3(b) of the 2000 Restated Plan.

In addition, Messrs. Horton and Tomnitz may participate in two separate deferred compensation plans. The first plan allows the executive to make voluntary income deferrals. The second plan is a promise by the Company to pay retirement benefits to the executive. Also, if the executive is employed by the Company on the last day of the current fiscal year (for example September 30, 2008), then the Company will establish a liability to him equal to 10% of his annual base salary as of first day of the current fiscal year (for example October 1, 2007). This liability will accrue earnings in future years at a rate established by the administrative committee.

2007 Fiscal Year Compensation of Chairman and Chief Executive Officer.

On December 3, 2007, the Compensation Committee ratified the 2007 fiscal year incentive compensation paid to Mr. Horton and to Mr. Tomnitz. The amounts paid did not change from the 2007 fiscal year executive officer incentive bonus program previously approved by the Compensation Committee at the beginning of the 2007 fiscal year. Based on the 2007 incentive bonus plans for Mr. Horton and Mr. Tomnitz and the level of quarterly consolidated pre-tax income achieved, $1,168,858 was paid in January 2007 for the first quarter pre-tax income, $417,229 was paid in April 2007 for the second quarter pre-tax income, and no amount was paid for either the third or fourth quarters because the Company did not have consolidated pre-tax income in either of those quarters. Accordingly, for our 2007 fiscal year, the total performance-based bonus paid to each of Messrs. Horton and Tomnitz was $1,586,087. The Compensation Committee did not award any equity awards or discretionary bonuses to either of Mr. Horton or Mr. Tomnitz for the 2007 fiscal year.

Additional information about the 2008 and 2007 fiscal year compensation of our named executive officers will be included in the Proxy Statement for our 2008 Annual Meeting of Stockholders to be held on January 31, 2008. The Proxy Statement is expected to be filed with the Securities and Exchange Commission in December 2007.

2008 Fiscal Year Compensation of Certain Other Named Executive Officers.

The Board of Directors also established and approved the 2008 fiscal year annual base salaries of our other 2008 named executive officers. The salaries and other compensation approved did not change from those awarded in our 2007 fiscal year and are as set forth below in Table II.

Table II

Name	Office	Annual Base Salary (2008 Fiscal Year)	Discretionary Bonus Plan (2008 Fiscal Year)

Bill W. Wheat	Executive Vice President and CFO	$200,000	See Note II

Stacey H. Dwyer	Executive Vice President and Treasurer	$200,000	See Note II

Samuel R. Fuller	Senior Executive Vice President	$200,000	See Note II

Note II:

The Board of Directors may award discretionary bonuses to the executives listed in Table II above based on the performance of these executives. In addition, Ms. Dwyer, and Messrs. Fuller and Wheat may participate in two separate deferred compensation plans. The first plan allows the executive to make voluntary income deferrals. The second plan is a promise by the Company to pay retirement benefits to the executive. Furthermore, if the executive is employed by the Company on the last day of the current fiscal year (for example September 30, 2008), then the Company will establish a liability to him or her equal to 10% of his or her annual base salary as of first day of the current fiscal year (for example October 1, 2007). This liability will accrue earnings in future years at a rate established by the administrative committee.

2007 Fiscal Year Compensation of Other Named Executive Officers.

The bonuses paid to certain of our other Named Executive Officers were previously reported on Form 8-K dated October 1, 2007. The Board of Directors and the Compensation Committee did not award any equity awards or any additional bonuses to Ms. Dwyer, or to Messrs. Fuller and Wheat for the 2007 fiscal year. Additional information about the 2008 and 2007 fiscal year compensation of our named executive officers will be included in the Proxy Statement for our 2008 Annual Meeting of Stockholders to be held on January 31, 2008. The Proxy Statement is expected to be filed with the Securities and Exchange Commission in December 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D. R. Horton, Inc.

Date: December 11, 2007	By:	/s/ BILL W. WHEAT
Bill W. Wheat
Executive Vice President and Chief Financial Officer

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